                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

               Date of Report (Date of earliest event reported):
                                October 2, 1996



                        CAPSTONE PHARMACY SERVICES, INC.
             (Exact name of Registrant as specified in its charter)


       Delaware                      0-20606                   11-2310352
       --------                    -----------                 ----------
   (State or other               (Commission File               (Employer
   jurisdiction of                    Number)                 Identification
    incorporation)                                               Number)


             2930 Washington Boulevard, Baltimore, Maryland 21230
             ----------------------------------------------------
                   (Address of principal executive offices)



                                 (410) 646-6987
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not applicable
             ----------------------------------------------------
                        (Former name or former address,
                        if changed since last report)

ITEM 5.  OTHER EVENTS.

         For the convenience of its shareholders and in order to incorporate the financial information for January 1, 1995 through February 28, 1995 into the restatement of calendar 1995, Capstone Pharmacy Services, Inc. files the following unaudited restated Financial Statements for the twelve months ended December 31, 1995:



                                                              Quarters Ended                      Year Ended
                                           -----------------------------------------------------  December 31,
                                            March 31      June 30     September 30   December 31      1995
                                           ----------    ----------   ------------   -----------   ----------
Net Sales                                  10,755,919    12,384,154    16,135,791    16,618,615    55,894,479
Cost of sales                               6,906,544     7,940,181     9,960,394    10,374,664    35,181,783
                                           ----------    ----------    ----------    ----------   -----------
     Gross Profit                           3,849,375     4,443,973     6,175,397     6,243,951    20,712,696
                                           ----------    ----------    ----------    ----------   -----------

Operating expenses:

 Selling, general and administrative
   expenses                                 3,873,246     4,777,552     5,898,826     5,575,116    20,124,740
 Depreciation and amortization                281,714       281,752       391,020       352,658     1,307,144
 Restructuring charges                      2,069,432        (5,802)            0       240,000     2,303,630
                                           ----------    ----------    ----------    ----------   -----------
    Total operating expenses                6,224,392     5,053,502     6,289,846     6,167,774    23,735,514
                                           ----------    ----------    ----------    ----------   -----------


 Income (loss) from operations             (2,375,017)     (609,529)     (114,449)       76,177    (3,022,818)
                                           ----------    ----------    ----------    ----------   -----------

Non-operating expense (income):
 Interest, net                                212,280       252,749       246,393        10,882       722,304
 Other, net                                   (55,932)     (314,268)      (76,781)       87,085      (359,896)
                                           ----------    ----------    ----------    ----------   -----------

  Total non-operating expense, net            156,348       (61,519)      169,612        97,967       362,408
                                           ----------    ----------    ----------    ----------   -----------

    Loss before income taxes,
    discontinued operations
    and extraordinary item                 (2,531,365)     (548,010)     (284,061)      (21,790)   (3,385,226)
Provision (benefit) for income taxes         (118,845)          300             0      (226,882)     (345,427)
                                           ----------    ----------    ----------    ----------   -----------

Loss from continuing operations            (2,412,520)     (548,310)     (284,061)      205,092    (3,039,799)


Discontinued operations:
  Gain (loss) from operations of
  discontinued business segments
  net of income taxes                        (268,041)       (4,587)            0       213,242       (59,386)


Gain (loss) on disposal of business
  segments, net                              (503,067)      477,840             0             0       (25,227)
                                           ----------    ----------    ----------    ----------   -----------

Loss before extraordinary item             (3,183,628)      (75,057)     (284,061)      418,334    (3,124,412)


Extraordinary item:
 Discount/repayment of vendor debt                  0       283,364             0             0       283,364
                                           ----------    ----------    ----------    ----------   -----------
          Net Income (loss)                (3,183,628)      208,307      (284,061)      418,334    (2,841,048)
                                           ==========    ==========    ==========    ==========   ===========

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      CAPSTONE PHARMACY SERVICES, INC.



                                      By: /s/ Donald W. Hughes
                                          ----------------------------
                                          Donald W. Hughes
                                          Vice-President and
                                          Chief Financial Officer



Date: October 2, 1996





                                       3